UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 29, 2018

(date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  1-33145

Delaware	36-2257936
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3001 Colorado Boulevard
Denton, Texas 76210

(Address of principal executive offices)

(940) 898-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors (the “Board”) appointed Kelly Mooney as a director, effective August 29, 2018, to serve until the 2019 annual meeting of the Company’s stockholders or until her earlier resignation or removal.  The Board has determined that Ms. Mooney is “independent” under the Corporate Governance Standards of the New York Stock Exchange and under the Company's Corporate Governance Guidelines.

Ms. Mooney, age 54, is the former Chief Experience Officer of IBM iX North America, one of the world’s largest digital consultancies.  Ms. Mooney joined IBM iX North America in September 2017 and served as Chief Experience Officer until May 2018. Prior to this, Ms. Mooney held various executive roles for Resource/Ammirati, a digital marketing firm, including Chief Executive Officer; President; and Chief Experience Officer and Director of Intelligence. Ms. Mooney helped grow Resource/Ammirati to be one of the largest independent and female-owned digital agencies in the U.S. by attracting numerous Fortune 500 clients. In 2016, Mooney and her partners sold Resource/Ammirati to IBM to become part of IBM iX.

Ms. Mooney will receive compensation for her service as a director in accordance with the Company’s Independent Director Compensation Policy as described in the Company’s most recent proxy statement, filed with the Securities and Exchange Commission on December 15, 2017.

With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Ms. Mooney and any director or executive officer of the Company. With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Ms. Mooney and the Company that would be required to be reported.

Item 9.01   Financial Statement and Exhibits

(d)

Exhibit	Description

99.1	Press release announcing the appointment of a Director of Sally Beauty Holdings, Inc. on August 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

August 31, 2018	By:	/s/ Christian A. Brickman
Christian A. Brickman
Director, President and Chief Executive Officer